November 15, 2018

TOUCHSTONE STRATEGIC TRUST

Touchstone Flexible Income Fund

Supplement to the Prospectus and Summary Prospectus each dated July 30, 2018

Important Notice Regarding Change in Sub-Advisor, Investment Goal
& Investment Policies

At a meeting held on November 15, 2018, Touchstone Advisors, Inc. (the "Advisor") recommended and the Board of Trustees (the “Board”) of Touchstone Strategic Trust (the “Trust”) approved the replacement of the current sub-advisor of the Touchstone Flexible Income Fund (the “Fund”), ClearArc Capital Inc. (“ClearArc”), with Bramshill Investments, LLC (“Bramshill”), to take effect on November 30, 2018. The Board considered, among other things, that ClearArc's parent company has decided to exit portions of its institutional asset management business, which will negatively impact the Fund's portfolio management team. The Board also approved changes to the Fund’s investment goal and 80% investment policy, which are scheduled to take effect on or about January 15, 2019.  Shareholders of the Fund will receive an Information Statement providing more information about the new sub-advisor within 90 days of Bramshill assuming its responsibilities as sub-advisor to the Fund.

Accordingly, effective November 30, 2018, ClearArc will no longer provide services to the Fund and all references to ClearArc in the Prospectus and Summary Prospectus are deleted and replaced with Bramshill. Bramshill, located at 411 Hackensack Avenue, 9th floor, Hackensack, New Jersey 07601 is an asset management firm and registered investment advisor with approximately $1.45 billion in assets under management as of September 30, 2018. As sub-advisor to the Fund, Bramshill will manage the Fund in accordance with its income performance strategy, which Art DeGaetano, Founder and Chief Investment Officer of Bramshill, began in 2009.

Effective November 30, 2018, the second through fifth paragraphs of the section entitled “The Fund’s Principal Investment Strategies” in the Fund’s Summary Prospectus and the Fund's summary section of the Prospectus are deleted and replaced with the following:

The Fund’s sub-advisor, Bramshill Investments LLC (“Bramshill” or the “Sub-Advisor”), implements a tactical fixed-income strategy, actively managing the portfolio by rotating among asset classes and tactically hedging during various interest rate and market environments. Bramshill seeks to identify relative value across asset classes and capture opportunities primarily within the corporate, US Treasury, municipal and preferred security markets. The Fund focuses on liquid securities with transparent pricing and actively-traded capital structures.

Bramshill seeks to maintain the Fund’s portfolio at an average credit rating of investment grade, but may invest up to 40% of Fund assets in high yield bonds (i.e., junk bonds), which are defined as debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by the Adviser to be of comparable quality. The Fund may also invest up to 25% of Fund assets in each of fixed income exchange traded funds (“ETFs”) and foreign issuers of U.S. dollar denominated fixed income securities.

The Fund may invest in fixed-income securities of any duration or maturity. The Fund may also invest in fixed income closed-end funds, dividend-paying equities and other debt securities including but not limited to U.S. government agency securities, variable- and floating-rate instruments, and mortgage- and asset-backed securities. Bramshill periodically shifts the portfolio’s duration opportunistically seeking to generate alpha in both falling and rising interest rate environments. In order to efficiently seek certain exposures or to hedge certain risks, the Fund may invest in derivative instruments, such as currency forwards, options, futures contracts or swap agreements. The Fund may engage in frequent and active trading as part of its principal investment strategies.

Effective November 30, 2018, the section relating to the Fund in the Prospectus in the section entitled "Principal Investment Strategies and Risks - How Do the Funds Implement Their Investment Goal?" is deleted and placed with the following:

Flexible Income Fund. The Fund implements a tactical fixed income strategy that allocates across various types of fixed income securities. Bramshill’s investment process incorporates three levels of analysis: first, assessing the relative value of the five fixed income asset classes in which the team primarily invests; second, analyzing and targeting the portfolio’s level of credit risk and interest rate sensitivity; and third, selecting individual positions based on security credit metrics and structures.

The Fund’s primary investments include investment grade corporate bonds, preferred stocks, U.S. municipal bonds, U.S. Treasuries, and up to 40% in high yield bonds (i.e. junk bonds). The preferred stocks in which the Fund may invest include payment in kind, fixed to floating rate, convertible, cumulative and non-cumulative, callable, and perpetual securities. Certain of the debt securities and preferred stocks in which the Fund may invest may be convertible into common shares.

Effective November 30, 2018, the section entitled “The Fund’s Management” in the Fund’s Summary Prospectus and the Fund's summary section of the Prospectus is deleted and replaced with the following:

The Funds' Management

Investment Advisor
Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Manager	Investment Experience with the Fund	Primary Title with Sub-Advisor
Bramshill Investments, LLC	Art DeGaetano Derek Pines Michael Hirschfield, CFA Paul van Lingen	Since 2018 Since 2018 Since 2018 Since 2018	Founder and Chief Investment Officer Co-Portfolio Manager Co-Portfolio Manager Co-Portfolio Manager

In the Fund’s Prospectus, in the section entitled “The Funds’ Management”, under the sub-heading “Sub-Advisors and Portfolio Managers”, the section related to the Fund is deleted and replaced with the following:

Flexible Income Fund

Bramshill Investments, LLC (“Bramshill”), located at 411 Hackensack Avenue, 9th floor, Hackensack, New Jersey 07601, serves as sub-advisor to the Flexible Income Fund. As the sub-advisor, Bramshill makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. As of September 30, 2018, Bramshill had approximately $1.45 billion of assets under management.

The following individuals are jointly and primarily responsible for the management of the Fund’s portfolio.
Art DeGaetano, Founder and Chief Investment Officer. Mr. DeGaetano founded Bramshill in 2012. Prior to founding Bramshill, Mr. DeGaetano was a Senior Portfolio Manager at GLG Partners LP where he managed the predecessor to the Bramshill Income Performance Strategy and a levered US Credit Portfolio for the GLG Market Neutral Fund.
Derek Pines, Co-Portfolio Manager. Mr. Pines joined Bramshill in 2012. Prior to joining Bramshill, Derek spent over a decade as a Proprietary Trader and Portfolio Manager leading a multi-asset class strategy, which specialized in quantitative modeling techniques and utilized fundamental research to determine relative value.

Michael Hirschfield, CFA, Co-Portfolio Manager. Mr. Hirschfield joined Bramshill in 2018. Prior to joining Bramshill, Michael served over nine years as Portfolio Manager for the Man Group, the world’s largest publicly listed hedge fund. He worked alongside Mr. DeGaetano at GLG Partners, helping to develop the predecessor to the Bramshill Income Performance Strategy in 2009. Additionally, he ran the US Credit Portfolio for the GLG Market Neutral Fund, a multi-strategy credit fund.
Paul van Lingen, Co-Portfolio Manager. Mr. van Lingen joined Bramshill in 2017. Prior to joining Bramshill, Paul was a Managing Director, Principal, and Portfolio Manager at Rimrock Capital Management where he served as Head of All Structured Products. Prior to that Mr. van Lingen was a Managing Director at RBS Greenwich Capital where he managed day to day trading activities.

Notice Regarding Change in the Fund's Investment Goal and 80% Investment Policy

In connection with the appointment of Bramshill, the Board also approved changes to the Fund’s investment goal and 80% investment policy. Effective January 15, 2019, the section in the Fund’s Summary Prospectus and the Fund's summary section of the Prospectus entitled “The Fund’s Investment Goal” is replaced with the following:

The Touchstone Flexible Income Fund (the “Fund”) seeks total return through a combination of income and capital appreciation.

Additionally, effective January 15, 2019, the Fund's 80% investment policy in the section entitled “The Fund’s Principal Investment Strategies” is replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its assets in income-producing securities such as investment grade corporate bonds, high yield bonds (i.e., junk bonds), preferred stocks, municipal bonds, and U.S. Treasuries. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.

The Fund's current 80% investment policy is as follows:

Under normal circumstances, the Fund invests at least 80% of its assets in income-producing securities such as debt securities, common stocks, and preferred stocks. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.

As a result of the change in sub–advisors, it is expected that the Fund's portfolio will be repositioned by Bramshill, resulting in increased portfolio turnover.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 Providence, RI 02940-8078
Ph: 800.543.0407 TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-FFSAX-S3-1811